Exhibit 10.4(b)
EXECUTION COPY
NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

SECOND LETTER AMENDMENT AGREEMENT
Dated as of January 18, 2024
Bank of America, N.A.
as Administrative Agent and Collateral Agent,
under the Credit Agreement (as defined below)

Re:    Second Amended and Restated Revolving Credit Agreement, dated as of May 27, 2022, among NextEra Energy US Partners Holdings, LLC (the “Borrower”), NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with the Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent (the “Agent”) (the “Credit Agreement”).

To Whom It May Concern:

This second letter amendment agreement (this “Amendment”) confirms that the Loan Parties, Agents and the Lenders have agreed to amend the Credit Agreement as hereinafter specified. Any capitalized terms appearing but not otherwise defined in this Amendment shall have the meanings specified for those terms in the Credit Agreement.

A.    Amendments.

(a)    Section 1.01 of the Credit Agreement is hereby retroactively amended, effective as of December 31, 2023, to amend or add, as the case may be, the following defined terms, each of which shall read in its entirety as follows:

“Borrower Leverage Ratio” means, as of any date of determination, the ratio of (a) Borrower Net Funded Debt as of such date to (b) Adjusted Covenant Cash Flow of the Borrower for the most recently completed Measurement Period.

“Borrower Net Funded Debt” means, as of any date of determination, (a) Borrower Funded Debt (including, without duplication any amounts deemed to be Borrower Funded Debt in accordance with the definition of “Pro Forma Effect”), minus (b) (i) an amount equal to the unrestricted cash and Cash Equivalents appearing on the consolidated balance sheet of Borrower and its Subsidiaries (not including any cash or Cash Equivalents of the Project Companies, but including any cash and Cash Equivalents subject to a Lien in favor of the Collateral Agent), and (ii) any cash that has been swept by NEER pursuant to the Cash Sweep and Credit Support Agreement (so long as no Loan Party has determined or asserted in writing that any event or circumstance referenced in Section 7.2.1 thereof has occurred, unless such event or circumstance has been cured), but in each case of (i) and (ii) only to the extent that such cash and Cash Equivalents (A) represent the net cash proceeds of asset dispositions, cash raised in the capital markets, proceeds of equity contributions, and proceeds of Funded Debt of the Project Companies that have been distributed to the Loan Parties, (B) are to be used to refinance existing indebtedness of, or to finance Qualifying Projects or an acquisition by, the Borrower or its Subsidiaries, and (C) are used for the purposes set forth in clause (B) above within twelve months after the end of the fiscal quarter in which such cash and Cash Equivalents first appear on the consolidated balance sheet of the Borrower and its Subsidiaries.

“Capex Completion Percentage” means a percentage (of up to 100%) equal to (a) the amount of construction and acquisition costs and expenses incurred in respect of a Qualifying Project (as of the end of such Measurement Period), divided by (b) as set forth as item 2 in the Certificate in the form of Exhibit H delivered in respect of such Qualifying Project, the total budgeted construction and acquisition costs and expenses necessary to achieve Commercial Operation Date for such Qualifying Project.

“Covenant Cash” means, without duplication, (a) internally generated cash and Cash Equivalents distributed by the Project Companies and the Borrower, directly or indirectly, to OpCo or the Borrower, as applicable, in respect of the Equity Interests of the Project Companies and the Borrower owned, directly or indirectly, by OpCo (other than dividends or other distributions that are funded, directly or indirectly, with substantially concurrent cash Investments, or cash Investments that were not used by a Project Company or the Borrower for capital expenditures or for operational purposes, by OpCo or any of its Subsidiaries in a Project Company or the Borrower), excluding (i) the proceeds of any extraordinary receipts, including cash payments or proceeds received (A) from any Disposition by OpCo or any of its Subsidiaries, (B) under any casualty insurance policy in respect of a covered loss thereunder or (C) as a result of the taking of any assets of OpCo or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking and (ii) any cash that is derived from (A) cash grants and similar items to the Project Companies and the Borrower, (B) any incurrence of Funded Debt by the Project Companies and the Borrower, (C) any issuance of Equity Interests by the Project Companies and the Borrower or (D) any capital contribution to the Project Companies and the Borrower, and (b) cash proceeds of tax or similar credits (including by sale or other transfer of tax credits) generated by the Projects, regardless of the Person to which such proceeds are initially paid, so long as such proceeds are ultimately received (in the relevant Measurement Period) by OpCo or the Borrower, as applicable.
2

“OpCo Leverage Ratio” means, as of any date of determination, the ratio of (a) OpCo Net Funded Debt as of such date to (b) Adjusted Covenant Cash Flow of OpCo for the most recently completed Measurement Period.

“OpCo Net Funded Debt” means, as of any date of determination, (a) OpCo Funded Debt (including, without duplication any amounts deemed to be OpCo Funded Debt in accordance with the definition of “Pro Forma Effect”), minus (b) (i) an amount equal to the unrestricted cash and Cash Equivalents appearing on the consolidated balance sheet of OpCo and its Subsidiaries (not including any cash or Cash Equivalents of the Project Companies, but including any cash and Cash Equivalents subject to a Lien in favor of the Collateral Agent), and (ii) any cash that has been swept by NEER pursuant to the Cash Sweep and Credit Support Agreement (so long as no Loan Party has determined or asserted in writing that any event or circumstance referenced in Section 7.2.1 thereof has occurred, unless such event or circumstance has been cured), but in each case of (i) and (ii) only to the extent that such cash and Cash Equivalents (A) represent the net cash proceeds of asset dispositions, cash raised in the capital markets, proceeds of equity contributions, and proceeds of Funded Debt of the Project Companies that have been distributed to the Loan Parties, (B) are to be used to refinance existing indebtedness of, or to finance Qualifying Projects or an acquisition by, OpCo or its Subsidiaries, and (C) are used for the purposes set forth in clause (B) above within twelve months after the end of the fiscal quarter in which such cash and Cash Equivalents first appear on the consolidated balance sheet of OpCo and its Subsidiaries.

(b)    Section 1.01 of the Credit Agreement is hereby amended, effective as of the date hereof, to delete from last proviso in the definition of “Obligations” the phrase “shall be limited to Obligations arising under this Agreement and the related Loan Documents and”.

(c)    Section 1.01 of the Credit Agreement is hereby retroactively amended, effective as of December 31, 2023, to amend the definition of “Pro Forma Effect” to delete subpart 1 therefrom and to insert in place thereof the following:

1.if, during any Measurement Period, any Loan Party disposes of any Equity Interests in a Project Company or OpCo or any of its Subsidiaries (including any Project Company) disposes of any property with a value in excess of US$5,000,000, the determination of Covenant Cash Flow shall be made on the basis of the financial information most recently delivered to the Agent and the Lenders pursuant to Section 6.04(a), (b) or (c) and shall assume that such disposition (and any associated prepayment of the Loans and/or receipt by the Loan Parties of cash or Cash Equivalents of proceeds of such disposition) occurred on, and any interest savings thereon accrued from and after, the first day of the Measurement Period in which such disposition first occurred (which, for avoidance of doubt, shall account, not only for the loss of revenues, if any, but as well for the
3

expense savings expected to be realized), in each case as reasonably determined by the Loan Parties; and

(d)    Section 1.01 of the Credit Agreement is hereby retroactively amended, effective as of December 31, 2023, to amend the definition of “Pro Forma Effect” to delete subpart 2(b)(i) therefrom and to insert in place thereof the following:

(i)    for each Measurement Period that ends no more than fifteen (15) months prior to the anticipated Commercial Operation Date, and for the Measurement Period that ends immediately after the occurrence of the Commercial Operation Date, of any Qualifying Project, so long as no event or circumstance has occurred that would be expected to cause such construction, repowering or expansion to be abandoned or otherwise not substantially completed, an amount, determined on the basis of the information available to the Borrower and OpCo as of the end of the applicable Measurement Period, to be approved by the Agent (such approval not to be unreasonably conditioned, delayed or withheld) as the product of (A) the projected Covenant Cash Flow of OpCo and the Borrower and their respective Subsidiaries with respect to such Qualifying Project for the first four (4) full fiscal quarters to occur immediately after its Commercial Operation Date, times (B) the applicable Capex Completion Percentage, may, at the Loan Parties’ option, be added to actual Covenant Cash Flow for the relevant Measurement Period; provided that if the actual Commercial Operation Date for any Qualifying Project does not occur by the scheduled Commercial Operation Date for such Qualifying Project, then the foregoing amount shall be reduced, for fiscal quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full quarter after its actual Commercial Operation Date, by the following percentage amounts depending on the period of delay (based on the period of actual delay or delay then estimated by the Loan Parties, whichever is longer): (i) 180 days or less, 0%, (ii) longer than 180 days, but not more than 270 days, 25%, (iii) longer than 270 days, but not more than 365 days, 50%, (iv) longer than 365 days, but not more than 450 days, 75%, and (v) longer than 450 days, 100%; provided, further, that the actual Covenant Cash Flow derived from the relevant Qualifying Project prior to the Commercial Operation Date for such Qualifying Project shall be disregarded for the purpose of determining compliance with the financial covenants contained in Section 6.13 for any such Measurement Period which includes the projected Covenant Cash Flow of such Qualifying Project under this subpart (i).

(e)    Section 6.13(a)(ii) of the Credit Agreement (OpCo Leverage Ratio) is hereby retroactively amended, effective as of December 31, 2023, to delete “5.5 to 1.0” therefrom and to insert in place thereof “5.75 to 1.0”.

(f)    Section 6.13(b)(ii) of the Credit Agreement (Borrower Leverage Ratio) is hereby retroactively amended, effective as of December 31, 2023, to delete “5.5 to 1.0” therefrom and to insert in place thereof “5.75 to 1.0”.
4

(g)    The Credit Agreement is hereby amended effective as of the date hereof, to replace Exhibit D (Form of Amended and Restated NEE Partners Guaranty) with Exhibit D to this Amendment. The NEE Partners Guaranty shall be amended and restated on the date hereof, to be in the form substantially set forth on Exhibit D hereto, to include all Obligations arising under any Secured Hedge Agreement.

(h)    The Credit Agreement is hereby retroactively amended, effective as of December 31, 2023, to replace Annex A to Exhibit G (form of Compliance Certificate) with Annex A to this Amendment.

(i)    The Credit Agreement is hereby retroactively amended, effective as of December 31, 2023, to replace Exhibit H (form of Qualifying Project Certificate) with Exhibit H to this Amendment.

B.    Bring-down of Representations. The Borrower hereby certifies that, as of the date hereof, after giving effect to this Amendment, (i) each of the representations and warranties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects, with the same effect as if made on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); provided that to the extent that any representation or warranty is qualified by materiality, “Material Adverse Effect” or similar qualifier, it shall be true and correct in all respects; and (ii) there exists no Default.

C.    Ratification of OpCo Guaranty. OpCo hereby ratifies, affirms and confirms each and every of its agreements, obligations and covenants contained in the Guaranty as if fully set forth herein, and agrees that the Guaranty is in full force and effect and that such obligations of OpCo extend without limitation to all of the Obligations of the Borrower under and pursuant to the Credit Agreement, as amended hereby, and each of the other Loan Documents.

D.    Effect on Original Terms. Each of the Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

E.    Amendment Effective Date. Paragraphs (a), (c), (d), (f), (h) and (i) of Section A of this Amendment shall become effective as of December 31, 2023, and paragraphs (b) and (g) of Section A of this Amendment shall become effective as of the date hereof (provided, in each case, that each of the Loan Parties, the Agent and the Majority Lenders have executed and delivered this Amendment on or prior to January 18, 2024, and NEE Partners shall have executed and delivered the amended and restated NEE Partners
5

Guaranty in the form substantially set forth on Exhibit D hereto). On and after the effectiveness of Section A of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed to constitute a Loan Document.

F.    Execution and Delivery. This Amendment may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by emailed pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

G.    Headings. The division into sections and other subdivisions of this Amendment and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Amendment. Words in the singular include the plural and vice versa and words in one gender include all genders.

H.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures appear on following pages]
6

By signing this Amendment where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment to the Credit Agreement as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OPERATING     PARTNERS GP, LLC, its General Partner

By:    MICHAEL H. DUNNE
    Name: Michael H. Dunne
    Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    MICHAEL H. DUNNE
    Name: Michael H. Dunne
    Title: Treasurer

By executing this Amendment on behalf of the Borrower and Guarantor, the officer executing this Amendment certifies that the Amendment was executed by the Borrower and Guarantor outside of the State of Florida for delivery to the Agent or its counsel outside of the State of Florida.

[Signature Page to NEP Letter Amendment Agreement]

BANK OF AMERICA, N.A., as the Agent

By:    DEWAYNE D. ROSSE
    Name: DeWayne D. Rosse
    Title: Assistant Vice President

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

BANK OF AMERICA, N.A.
Type or Print Name of Lender

By: JACQUELINE G. MARGETIS_
    Name: Jacqueline G. Margetis
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

Bank of Montreal,

By: MICHAEL CUMMINGS
    Name: Michael Cummings
    Title: Managing Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
    Name: Sydney G. Dennis
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

BNP Paribas

By: FRANCIS DELANEY
    Name: Francis Delaney
    Title: Managing Director

By: VICTOR PADILLA
    Name: Victor Padilla
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

CITIBANK, N.A.,
as Lender

By: AGHA MURTAZA
    Name: Agha Murtaza
    Title: Managing Director / Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: JULIEN TIZORIN
    Name: Julien Tizorin
    Title: Managing Director

By: MICHAEL WILLIS
    Name: Michael Willis
    Title: Managing Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender

By: JONATHAN LEE
    Name: Jonathan Lee
    Title: Managing Director

[Signature Page to NEP Letter Amendment Agreement]

GOLDMAN SACHS BANK USA, as Lender

By: ANDREW B. VERNON
    Name: ANDREW VERNON
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

HSBC BANK USA, NATIONAL ASSOCIATION
Type or Print Name of Lender

By: JESSICA SMITH
    Name: Jessica Smith
    Title: Director

By: JESSICA SMITH
    Name: Jessica Smith
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By: SANTIAGO GASCON
    Name: Santiago Gascon
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

KeyBank National Association

By: BAHAR LOTFALIAN
    Name: Bahar Lotfalian
    Title: Senior Vice President

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

Mizuho Bank, Ltd.

By: EDWARD SACKS
    Name: Edward Sacks
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

MORGAN STANLEY BANK, N.A., as a Lender

DocuSigned by:
By: RIKIN PANDYA
8BCE2DB67BF84E1...
Name: Rikin Pandya
Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

    MUFG BANK, LTD.
Type or Print Name of Lender

By: RICKY VARGAS
    Name: Ricky Vargas
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

REGIONS BANK

By: TEDRICK TARVER
    Name: Tedrick Tarver
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By: MEG DONNELLY
    Name: Meg Donnelly
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

SOCIÉTÉ GÉNÉRALE

DocuSigned by:
By: KIMBERLY METZGER
2E1B9F9B0DB94BB...
    Name: Kimberly Metzger
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

SUMITOMO MITSUI BANKING CORPORATION

By: ALKESH NANAVATY
    Name: Alkesh Nanavaty
    Title: Executive Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

TRUIST BANK, as Lender

By: CATHERINE STRICKLAND
    Name: Catherine Strickland
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

The Bank of Nova Scotia

By: DAVID DEWAR
    Name: David Dewar
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

WELLS FARGO BANK, N.A.
Type or Print Name of Lender

By: SHANNON CUNNINGHAM
    Name: Shannon Cunningham
    Title: Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

Banco Santander, S.A., New York Branch
Type or Print Name of Lender

By: ANDRES BARBOSA
    Name: Andres Barbosa
    Title: Managing Director

By: RITA WALZ-CUCCIOLI
    Name: Rita Walz-Cuccioli
    Title: Executive Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

Canadian Imperial Bank of Commerce, New York Branch
Type or Print Name of Lender

By: AMIT VASANI
    Name: Amit Vasani
    Title: Managing Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

Commerzbank AG, New York Branch

By: MATTHEW WARD
    Name: Matthew Ward
    Title: Managing Director

By: JEFF SULLIVAN
    Name: Jeff Sullivan
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

Intesa Sanpaolo S.p.A., New York Branch

By: JAVIER RICHARD COOK
    Name: Javier Richard Cook
    Title: Managing Director

By: JENNIFER FELDMAN FACCIOLA
    Name: Jennifer Feldman Facciola
    Title: Business Director

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

National Australia Bank Limited

By: DANIEL DENEHAN
    Name: Daniel Denehan
    Title: Associate Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH, as Lender

By: VIJAY PRASAD
    Name: Vijay Prasad
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement]

Consent to the forgoing Amendment:

DNB Capital LLC
Type or Print Name of Lender

By: ANDREA L OZBOLT
    Name: Andrea L Ozbolt, SVP
    Title:

By: EINAR GULSTAD, SVP
    Name: Einar Gulstad, SVP
    Title:

[Signature Page to NEP Letter Amendment Agreement]

ANNEX A to AMENDMENT

Form of Annex A to Compliance Certificate

Annex A

Financial Covenant	Minimum Requirement	Calculation	Result for the most recently completed Measurement Period (___/___/20___)
OpCo
Interest Coverage Ratio	Greater than or equal to 1.75 to 1.0	Distributions:	In compliance:
Interest:

Leverage Ratio	Lower than or equal to 5.75 to 1.0	Net Debt*:	In compliance:
Distributions:

Borrower
Interest Coverage Ratio	Greater than or equal to 1.75 to 1.0	Distributions:	In compliance:
Interest:

Leverage Ratio	Lower than or equal to 5.75 to 1.0	Net Debt**:	In compliance:
Distributions:

* OpCo Debt is calculated as follows:

OpCo Debt excludes $________ of Equity-Preferred Securities, of which $__________ is subordinated debt.

OpCo Net Debt has been reduced by $_______ in respect of cash and Cash Equivalents, which  represent:

(i)Net cash proceeds of asset dispositions: $[___], with respect of [insert details].

(ii)Cash raised in the capital markets: $[___], with respect of [insert details].

(iii)Proceeds of equity contributions: $[___], with respect of [insert details].

(iv)Proceeds of Funded Debt of the Project Companies that have been distributed to the Loan Parties: $[___], with respect of [insert details].

(v)Cash to be used to refinance existing indebtedness of, or to finance Qualifying Projects or an acquisition by, OpCo or its Subsidiaries: $[___], of which $[___] is with respect of [insert details], etc.

** Borrower Debt is calculated as follows:

Borrower Debt excludes $________ of Equity-Preferred Securities, of which $__________ is subordinated debt.

Borrower Net Debt has been reduced by $_______ in respect of cash and Cash Equivalents, which  represent:

(i)Net cash proceeds of asset dispositions: $[___], with respect of [insert details].

(ii)Cash raised in the capital markets: $[___], with respect of [insert details].

(iii)Proceeds of equity contributions: $[___], with respect of [insert details].

(iv)Proceeds of Funded Debt of the Project Companies that have been distributed to the Loan Parties: $[___], with respect of [insert details].

(v)Cash to be used to refinance existing indebtedness of, or to finance Qualifying Projects or an acquisition by, the Borrower or its Subsidiaries: $[___], of which $[___] is with respect of [insert details], etc.

For the purposes of the foregoing, Covenant Cash Flow for the Measurement Period for which this Certificate is provided is adjusted for the Pro Forma Effect of Covenant Cash Flow attributable to the following Qualifying Project[s], in each case, as more fully described as follows:

[Include explanation of adjustment to Covenant Cash Flow
and the factors taken into account in determining such adjustment (including updated Capex Completion Percentage for relevant Measurement Period)]